UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 18, 2011
Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On May 18, 2011, Commercial Metals Company (the “Company”) entered into an interest rate swap transaction (a “Swap Transaction”) with Goldman Sachs Bank USA (“GSB”) pursuant to confirmations incorporating the ISDA® International Swap Dealers Association, Inc. Master Agreement by and between the Company and Goldman Sachs Capital Markets, L.P., which merged with other entities to form GSB, dated as of April 4, 2002 (the “ISDA Master Agreement”), and the related Schedule to the Master Agreement by and between the Company and Goldman Sachs Capital Markets, L.P., dated as of April 4, 2002 (the “Schedule to the ISDA Master Agreement”). The documents evidencing the Swap Transaction contain customary representations, warranties and covenants.
     The Company entered into the Swap Transaction to modify $300,000,000 of its $400,000,000 fixed rate interest to floating rate interest on its 6.50% Senior Notes due 2017 (the “6.50% Notes”). The Swap Transaction has an effective date of May 20, 2011. Under the terms of the Swap Transaction, the Company is required to make semiannual payments based on the six month LIBOR in arrears while GSB is obligated to make semiannual fixed rate payments on the same notional amount to the Company.
     The Swap Transaction with regard to the 6.50% Notes has a notional amount of $300,000,000 and a termination date of July 15, 2017. The Company’s cost of borrowing will be the floating LIBOR rate discussed above plus 374 basis points.
     The Goldman Sachs Group, Inc. has provided a General Guarantee Agreement (the “Guarantee”) to guarantee the obligations of GSB to the Company under the Swap Transaction.
     GSB’s and The Goldman Sachs Group, Inc.’s affiliates have provided, and may provide, various investment banking, other commercial banking and financial advisory services to the Company for which they have received, and may in the future receive, customary fees.
     A copy of the ISDA Master Agreement, the Schedule to the ISDA Master Agreement, and the Guarantee have been previously filed as Exhibits 10.1, 10.2 and 10.3, respectively to the Company’s Form 8-K filed March 24, 2010 and each is incorporated herein by reference. The description of the material terms of the Swap Transaction, the ISDA Master Agreement, the Schedule to the ISDA Master Agreement, and the Guarantee are qualified in their entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: May 24, 2011	By:	/s/ William B. Larson
		Name:	William B. Larson
		Title:	Senior Vice President and Chief Financial Officer